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                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

                                JANUARY 16, 1997
                                 DATE OF REPORT

                                 $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
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         (Exact name of registrant as specified in its charter)

                          HOME EQUITY LOAN CERTIFICATES

New York                           33-79544-07                        36-7148609
                                   Series 1996-1
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(STATE OR OTHER JURISDICTION       (COMMISSION                    (IRS EMPLOYER
OF INCORPORATION)                  FILE NUMBER)                   IDENTIFICATION
                                                                         NUMBER)

                  c/o CoreStates Bank, N.A., as Master Servicer
                              1345 Chestnut Street
                        Philadelphia, Pennsylvania                 19107
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES           (ZIP CODE)
               OF MASTER SERVICER)


MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3810
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                                                               Total Number of
                                                               Sequentially
                                                               Numbered Page   9
                                                               Exhibit Index
                                                               Appears on Page 4


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Item 7.  Financial Statements and Exhibits

          The following exhibits are furnished herewith:

          21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of December 1, 1996 through December 31, 1996.

          25       Power of Attorney of The First National Bank of
                   Chicago.*
























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*Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated
June 20, 1996 and incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 1997                           CORESTATES HOME EQUITY TRUST
                                                  (Registrant)

                                                  By: The First National Bank
                                                           of Chicago


                                                  By: /s/ Barbara M. Rothenberg
                                                     ---------------------------
                                                     Barbara M. Rothenberg
                                                     Attorney-in-Fact



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                                  Exhibit Index
                                  -------------


    Exhibit No.                                                             Page
    -----------                                                             ----

      21.1        Monthly servicing report prepared by the Master             5
                  Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of December 1, 1996 through December 31, 1996.

      25          Power of Attorney of The First National Bank of
                  Chicago.*

























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*Previously filed as an exhibit to Registrant's Current Report on Form 8-K dated
June 20, 1996 and incorporated herein by reference.

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